Ionic Inflation Protection ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS at June 30, 2022 (Unaudited)

	Principal Amount	Value
United States Treasury Obligations - 89.2%
United States Treasury Inflation Indexed Notes - 89.2%
01/15/2024, 0.625%	$654,218	$665,386
04/15/2024, 0.500%	660,275	670,028
07/15/2024, 0.125%	657,493	664,640
10/15/2024, 0.125%	662,582	667,640
01/15/2025, 0.250%	673,782	678,797
04/15/2025, 0.125%	671,562	672,864
07/15/2025, 0.375%	658,330	665,886
10/15/2025, 0.125%	668,538	669,215
Total United States Treasury Obligations
(Cost $5,353,961)		5,354,456

	Notional Amount
Purchased Options - 3.5%
Interest Rate Swaptions - 3.5%
5-Year Interest Rate Swap, 12-Month USD-SOFR, Receive Floating Rate
Expiration: June 28, 2024; Exercise Rate: 3.400% (1)	12,000,000	209,100
Total Purchased Options
(Cost $209,100)		209,100

	Shares
Short-Term Investments - 10.7%
Money Market Funds - 10.7%
First American Government Obligations Fund - Class X, 1.289% (1)(2)	640,778	640,778
Total Short-Term Investments
(Cost $640,778)		640,778

Total Investments in Securities - 103.4%
(Cost $6,203,839)		6,204,334
Liabilities in excess of other assets - (3.4)%		(203,718)
Total Net Assets - 100.0%		$6,000,616

(1)	All or a portion of the investment is a holding of Ionic Inflation Protection CFC.
(2)	The rate shown is the annualized seven-day effective yield as of June 30, 2022.

Ionic Inflation Protection ETF

Consolidated Schedule of Interest Rate Swaps at June 30, 2022 (Unaudited)

Reference Entity	Counterparty	Long/Short	Expiration Date	Financing Rate	Payment Frequency	Notional Amount	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers Index	LCH	Long	7/5/2027	2.890%	Once At Maturity	$ 6,000,000	$-
							$-

Consolidated Summary of Fair Value Exposure at June 30, 2022 (Unaudited)

The Ionic Inflation Protection ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022:

Investments in Securities	Level 1	Level 2		Level 3	Total
United States Treasury Inflation Indexed Notes	$5,354,456.00	$–		$–	$5,354,456
Interest Rate Swaptions	-	209,100		-	209,100
Money Market Fund	640,778	-		-	640,778
Total Investments in Securities	$5,995,234	$209,100		$–	$6,204,334

(1) See Schedule of Investment for the industry breakout.

Other Financial Instruments (1)	Level 1	Level 2		Level 3	Total
Interest Rate Swaps	$–	$0	(2)	$–	$–
Total Other Financials Instruments	$–	$–		$–	$–

(1) Other Financial Instruments are interest rate swap agreements not reflected in the Schedule of Invesments, which are reflected at value.
(2) Valued at it’s unrealized gain (loss).